DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for Dreyfus BASIC GNMA Fund for the six-month period ended June 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 4.35%,* compared to 3.34% for the Lehman Brothers GNMA Index.** Income dividends paid from net investment income during the six-month period amounted to approximately $0.487% per share, representing an annualized distribution rate per share of 6.34%.***

The Economy

In recent testimony to Congress, Federal Reserve Board Chairman Alan Greenspan proclaimed the economy to be "as impressive as any I have witnessed." Indeed, the performance of the economy has been tremendous, with solid, noninflationary economic growth and a robust rate of new job creation. Accordingly, the unemployment rate hovers near its 28-year low. Not surprisingly, consumers brim with confidence: new home sales were recently at record levels, and retail sales have surged since January. The enthusiastic spending of consumers has, so far, offset the adverse effects of the economic problems in Asia. In fact, the financial crisis in the Far East has proved a boon to consumers, since lower import prices have further subdued domestic price pressures and helped keep interest rates low. Remarkably, despite the strengthening economy since the beginning of this year, inflation has waned further. With inflation under control and the economy just beginning to experience a reduction in foreign demand, the Federal Reserve Board has been reluctant to raise interest rates for fear of further roiling Asian financial markets. The last increase in short-term rates came in March 1997 when the Federal Reserve Board Open Market Committee (the policy-making arm of The Federal Reserve) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%.

  Even with the booming job market, wage gains have had little inflationary effect, since business spending in productivity-enhancing capital equipment has been strong throughout the economic expansion. The one soft spot in the job market has been in manufacturing: industrial production has slowed -- a clear sign that Asian economic woes are being felt here -- and inventories of domestic manufacturers have risen due to the reduction in foreign demand. It is widely expected that the growing trade deficit will retard second-quarter economic growth and possibly serve as a drag over the foreseeable future. This reduction in foreign demand could further moderate the rate of domestic production and consequently ease the demand for labor, thus lessening inflationary pressure resulting from wage increases. Cheaper imports have also weakened the pricing environment for U.S. manufacturers and, in consequence, acted as an additional curb to inflation. All this has been part of what Chairman Greenspan called our economy' s "virtuous cycle" where even so-called crises have proven economically beneficial. As a further example, the economic upheavals in Asia and Russia have caused nervous foreign investors to seek refuge in the U.S. bond market, causing a demand surge that has helped maintain our low interest rate environment. Yet we, along with Chairman Greenspan, are skeptical that our economy has somehow moved "beyond history," and we share his vigilance regarding signs of inflationary imbalances.

Market Environment

  The first half of 1998 was a period of interest rate declines. Long-term interest rates (30-year Treasury) reached one of their lowest levels in history. By late June, 30-year U.S. Treasury rates fell to 5.57%. This was lower than
during   the   bond   rally   in   1993   when   rates   decreased   to  5.78%

  During the reporting period, the U.S. fixed-income markets continued to see strong demand for U.S. Treasuries from overseas. Given the continued problems in the Asian economies, worried international investors sought securities with stability and liquidity, and their main destination was the U.S. securities market. This additional demand for U.S. Treasuries was a major factor contributing to the new lower interest rates.

  What has this meant for GNMA securities? As U.S. Treasury rates fell, so did the rate on new mortgage loans. Hence the typical U.S. homeowner had a big opportunity to refinance their home mortgage into a much lower interest rate loan. This led to a very large number of prepayments in mortgage-backed securities, causing mortgage-backed securities to underperform other
fixed-income    investments    during    the    first    half    of    1998.

Portfolio Overview

  In this environment of falling interest rates and increasing prepayments, we positioned the fund to take advantage of this situation. We adjusted the duration of the Fund to be 6% longer than the duration of the Lehman Brothers
GNMA Index. The duration of the Fund was 2.35 years at the end of the second quarter of 1998.

  We have also made adjustments to our asset allocation. We continued to add call-protected commercial mortgage-backed securities and GNMA project loans. These bonds typically have 10 years of protection from any type of mortgage loan refinancing. During the first half of 1998, we increased our holdings in GNMA project loans to over 10% of the Fund. We also increased our position in commercial mortgage-backed securities to over 20% of the Fund's assets. These securities have outperformed fixed-rate pass-through securities because their coupon payments are not cut short by loan prepayments.

  We also focused on discount dollar priced securities. These securities directly benefit from increases in homeowner refinancing. During the first half of the year, we increased our holdings in 15-year and 30-year GNMA 6.50% and 7.00% coupon pass-through securities to 23% of the Fund's assets. To do this, we sold our prepay-sensitive premium 30-year GNMA 8.00% and 7.50% seasoned GNMA
pass-through    securities.

Last, we decreased our exposure to adjustable-rate GNMA securities (GNMA ARMS)
 . During the first quarter of 1998, the Department of Housing and Urban Development (HUD) issued a large quantity of adjustable-rate securities. HUD issued so many that the government agency reached the limit of its government mandate. As a result, in May of this year they announced that they would be forced to discontinue the GNMA adjustable rate program for the remainder of their financial reporting year, causing a demand surge in GNMA ARMS. This extra demand, with falling future supply, pushed the price of GNMA ARMS up beyond what we believed to be their fair market value. At that point in time, we decided it
was   a   good   opportunity   to  decrease  our  position  and  take  profits.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

               Sincerely,

               [Michael Hoeh signature logo]

               Michael Hoeh

               Portfolio Manager

August 10, 1998

New York, N.Y.

*Total  return  includes  reinvestment of dividends and any capital gains paid.

**SOURCE: LEHMAN BROTHERS -- The Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities.

*** Distribution rate per share is based upon dividends per share paid from net investment income doing the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS BASIC GNMA FUND
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

                                                                                               Principal

Bonds and Notes--133.1%                                                                         Amount                Value
------------------------------------------------------
                                                                                            _____________          ____________

U.S. Government Agencies/

Mortgage-Backed Securities--89.2%

Government National Mortgage Association I:
  61_2%, 10/15/2010-6/15/2011                                                               $    3,292,013      $     3,343,435

  61_2%                                                                                          5,000,000 (a)        4,984,350

  7%, 6/15/2009                                                                                    809,066 (b)          834,091

  7%                                                                                            16,600,000 (a)       16,845,850

  71_2%, 9/15/2021-12/15/2027                                                                    6,693,089            6,905,071

  71_2%, 12/15/2023                                                                                413,724 (b)          427,038

  8%, 4/15/2008-9/15/2008                                                                        2,971,522 (b)        3,119,204

  8%, 1/15/2022-4/15/2022                                                                          464,261              486,058

  81_2%, 2/15/2005-3/15/2022                                                                     1,529,375            1,635,887

  9%, 5/15/2016-11/15/2022                                                                       1,375,075            1,494,559

  91_2%, 1/15/2017-12/15/2021                                                                      720,711              784,345

                                                                                                                  _____________

                                                                                                                     40,859,888

                                                                                                                  _____________

Government National Mortgage Association I,

 Project Loans:

  65_8%                                                                                          3,827,200 (a)        3,871,442

  6.70%, 3/15/2028                                                                                 645,991              653,458

  7%, 5/15/2023-5/15/2030                                                                        3,133,030            3,251,420

  91_4%, 10/15/2023                                                                                943,411 (b)        1,018,884

                                                                                                                  _____________

                                                                                                                      8,795,204

                                                                                                                  _____________

Government National Mortgage Association II:

  41_2%, 4/20/2028-5/20/2028                                                                     5,049,998 (c)        4,974,248

  5%, 4/20/2028                                                                                    502,982 (c)          500,779

  9%, 3/20/2016-7/20/2025                                                                        1,145,242            1,226,351

  91_2%, 9/20/2021-12/20/2021                                                                      221,509              239,314

                                                                                                                  _____________

                                                                                                                      6,940,692

                                                                                                                  _____________

Government National Mortgage Association I,

 Real Estate Mortgage Investment Conduit,

 Collateralized Mortgage Obligations,

  Ser. 1997-4, Cl. G, 71_2%, 11/16/2024                                                          1,000,000 (b)        1,029,340

                                                                                                                  _____________

Government National Mortgage Association II,

 Real Estate Mortgage Investment Conduit,

 Collateralized Mortgage Obligations,

  Ser. 1997-2, Cl. K, 71_2%, 1/20/2024                                                           2,780,000 (b)        2,871,907

                                                                                                                  _____________

Federal Home Loan Mortgage Corp.:

 Real Estate Mortgage Investment Conduit,

 Collateralized Mortgage Obligations:

    Ser. 128, Cl. H, 83_4%, 9/15/2019                                                               26,679 (b)           26,679

    Ser. 1092, Cl. J, 81_2%, 5/15/2020                                                             797,537 (b)          805,529

DREYFUS BASIC GNMA FUND
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                Principal

Bonds and Notes (continued)                                                                      Amount                Value
------------------------------------------------------

                                                                                             _____________         ____________

U.S. Government Agencies/

Mortgage-Backed Securities (continued)

Federal Home Loan Mortgage Corp. (continued):

 Stripped Securities, Interest Only Class:
    Ser. 1499, Cl. E, 7%, 4/15/2023                                                        $       864,285 (b,d)  $     498,597

    Ser. 1541, Cl. FA, 7%, 5/15/2019                                                             4,904,658 (b,d)        883,035

    Ser. 1547, Cl. B, 7%, 2/15/2022                                                              1,750,000 (b,d)        406,998

    Ser. 1583, Cl. ID, 7%, 2/15/2023                                                             5,059,464 (b,d)      1,727,858

    Ser. 1590, Cl. JA, 61_2%, 10/15/2021                                                         6,000,000 (b,d)      1,400,520

    Ser. 1596, Cl. L, 61_2%, 12/15/2012                                                          1,800,000 (b,d)        344,718

    Ser. 1916, Cl. PI, 7%, 12/15/2011                                                            1,338,799 (b,d)        294,603

    Ser. 1999, Cl. PW, 7%, 8/15/2026                                                             1,434,384 (b,d)        328,115

    Ser. 2066, Cl. PM, 61_2%, 12/15/2026                                                         3,843,569 (a)        1,085,808

                                                                                                                  _____________

                                                                                                                      7,802,460

                                                                                                                  _____________

Federal Housing Administration,

 Project Loans:

  7.20%, 2/1/2033                                                                                1,124,506            1,162,106

  75_8%, 4/1/2031                                                                                1,245,111            1,310,479

                                                                                                                  _____________

                                                                                                                      2,472,585

                                                                                                                  _____________

Federal National Mortgage Association:

  6.94%                                                                                          4,286,449            4,500,544

  Real Estate Mortgage Investment Conduit,

  Stripped Securities, Interest Only Class:

    Ser. 1993-61, Cl. N, 7%, 3/25/2022                                                           7,218,166 (d)        1,760,078

    Ser. 1993-137, Cl. PT, 7%, 6/25/2022                                                         4,000,000 (d)          930,240

                                                                                                                  _____________

                                                                                                                      7,190,862

                                                                                                                  _____________

Total U.S. Government Agencies/

Mortgage-Backed Securities                                                                                           77,962,938

                                                                                                                  =============


Asset-Backed Securities--3.4%

 Nomura Depositor Trust,

    Ser. 1998-ST1, Cl. A-5, 6.906%, 2003                                                         3,000,000 (e,f)      2,995,312

                                                                                                                  =============

Commercial Mortgage-Backed Securities--20.5%

Asset Securitization,

 Commercial Mortgage Pass-Through Ctfs.,

  Ser. 1997-D5, Cl. A1-D, 6.85%, 2041                                                            2,250,000            2,356,875

Chase Commercial Mortgage Securities,

 Commercial Mortgage Pass-Through Ctfs.,

  Ser. 1998-SN1, Cl. D, 6.486%, 2035                                                               750,000 (e,f)        750,000

CS First Boston Mortgage Securities,

 Commercial Mortgage Pass-Through Ctfs.,

  Ser. 1998-C1, Cl. C, 6.78%, 2009                                                               2,000,000            2,030,937

DREYFUS BASIC GNMA FUND
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                                 Principal

Bonds and Notes (continued)                                                                       Amount               Value
------------------------------------------------------

                                                                                              _____________         ____________

Commercial Mortgage-Backed Securities (continued)

DLJ Commercial Mortgage,

 Commercial Mortgage Pass-Through Ctfs.,
  Ser. 1998-STFA, Cl. B-1, 6.63%, 2000                                                     $     1,400,000 (e,f)  $   1,401,313

GS Mortgage Securities II,

 Commercial Mortgage Pass-Through Ctfs:

  Ser. 1997-GL, Cl. G, 7.822%, 2030                                                              2,000,000 (f)        2,061,250

  Ser. 1998-GS1:

    Cl. C, 6.148%, 2000                                                                          3,000,000 (e,f)      3,000,000

    Cl. D, 6.448%, 2000                                                                          1,750,000 (a,e,f)    1,746,992

Merrill Lynch Mortgage Investors,

 Commercial Mortgage Pass-Through Ctfs.,

  Ser. 1997-SD1, Cl. E, 6.687%, 2010                                                             3,500,000            3,504,375

Mortgage Capital Funding,

 Commercial Mortgage Pass-Through Ctfs.,

  Ser. 1997-MC2, Cl. C, 6.881%, 2007                                                             1,000,000            1,019,375

                                                                                                                  _____________

Total Commercial Mortgage-Backed Securities                                                                          17,871,117

                                                                                                                  =============


Residential Mortgage-Backed Securities--20.0%

Chase Mortgage Finance,

 Mortgage Pass-Through Ctfs.,

 Ser. 1998-S3:

    Cl. B-1, 61_2%, 2013                                                                           787,683 (a)          778,822

    Cl. B-2, 61_2%, 2013                                                                           675,156 (a)          664,185

Norwest Asset Securities,

 Mortgage Pass-Through Ctfs.:

 Ser. 1997-3:

    Cl. B-1, 71_4%, 2027                                                                         2,468,937            2,527,574

    Cl. B-2, 71_4%, 2027                                                                           987,575              998,685

  Ser. 1997-7, Cl. B-2, 7%, 2027                                                                   791,012              782,382

  Ser. 1997-9, Cl. B-2, 7%, 2012                                                                   456,579              450,566

  Ser. 1997-15, Cl. B-2, 63_4%, 2012                                                               661,732              658,010

  Ser. 1997-20, Cl. B-2, 63_4%, 2012                                                               416,553              414,670

  Ser. 1998-14, Cl. B-3, 61_2%, 2013                                                               623,987              607,807

  Ser. 1998-18, Cl. B-3, 61_4%, 2028                                                             1,050,000 (a)          999,961

PNC Mortgage Securities,

 Mortgage Pass-Through Ctfs.:

  Ser. 1997-8, Cl. 3B-3, 63_4%, 2012                                                               306,264              304,637

  Ser. 1998-2:

    Cl. 3B-3, 63_4%, 2013                                                                          575,491              576,391

    Cl. 4B-3, 63_4%, 2027                                                                          401,717              386,904

DREYFUS BASIC GNMA FUND
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

                                                                                               Principal

Bonds and Notes (continued)                                                                     Amount                 Value
------------------------------------------------------

                                                                                             _____________         ____________

Residential Mortgage-Backed Securities (continued)

Prudential Home Mortgage Securities,

 Mortgage Pass-Through Ctfs.,
  Ser. 1995-6, Cl. B-2, 71_2%, 2025                                                         $    2,120,835      $     2,124,811

Residential Accredit Loans,

 Mortgage Asset-Backed Pass-Through Ctfs.,

 Ser. 1997-QS6:

    Cl. M-2, 71_2%, 2012                                                                         1,022,841            1,059,100

    Cl. M-3, 71_2%, 2012                                                                           664,842              688,410

Residential Funding Mortgage Securities I,

 Mortgage Pass-Through Ctfs.:

  Ser. 1997-S10, Cl. M-3, 7%, 2012                                                                 515,130              519,601

  Ser. 1997-S11, Cl. M-3, 7%, 2012                                                                 748,584              767,311

  Ser. 1997-S14, Cl. M-3, 61_2%, 2013                                                              860,400 (a)          840,234

  Ser. 1997-S19, Cl. M-3, 61_2%, 2012                                                              677,889              667,138

  Ser. 1997-S21, Cl. M-3, 61_2%, 2012                                                              391,783              384,560

  Ser. 1998-NS1:

    Cl. M-2, 63_8%, 2009                                                                           159,303              156,216

    Cl. M-3, 63_8%, 2009                                                                            79,648               77,548

                                                                                                                  _____________

Total Residential Mortgage-Backed Securities                                                                         17,435,523

                                                                                                                  =============


TOTAL BONDS AND NOTES

  (cost $115,278,965)                                                                                              $116,264,890

                                                                                                                  =============


Short-Term Investments--.9%
------------------------------------------------------

Repurchase Agreements--.7%

Barclays De Zoete Wedd, 5.35%

 Dated 6/30/1998, Due 7/1/1998 in the amount of $600,089 (fully collateralized

  by $595,000 U.S. Treasury Notes, 7%, 4/15/1999, value $611,200)                          $       600,000      $       600,000

                                                                                                                  _____________

U.S. Treasury Bills--.2%

  5.02%, 8/27/1998                                                                                 100,000 (g)           99,231

  5.18%, 9/17/1998                                                                                  25,000               24,735

  4.99%, 9/24/1998                                                                                  50,000               49,428

                                                                                                                  _____________

Total U.S. Treasury Bills                                                                                               173,394

                                                                                                                  _____________

TOTAL SHORT-TERM INVESTMENTS

  (cost $773,376)                                                                                              $        773,394

                                                                                                                  =============


TOTAL INVESTMENTS

  (cost $116,052,341)                                                                               134.0%         $117,038,284

                                                                                                  =======         =============


LIABILITIES, LESS CASH AND RECEIVABLES                                                              (34.0%)      $  (29,673,727)

                                                                                                  =======         =============

NET ASSETS                                                                                          100.0%        $  87,364,557

                                                                                                  =======         =============

DREYFUS BASIC GNMA FUND
------------------------------------------------------------------------------


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Purchased on a forward commitment basis.

(b) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

(c)  Adjustable rate mortgage-interest rate subject to change periodically.

(d)  Reflects notional face.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
     June 30, 1998 these securities amounted to $9,893,617 or 11.3% of net assets.

(f)  Variable rate security-interest rate subject to change periodically.

(g) Held by the custodian in a segregated account as collateral for open financial futures positions.

  STATEMENT OF FINANCIAL FUTURES                      JUNE 30, 1998 (UNAUDITED)


                                                                                 Market Value                       Unrealized

                                                                                  Covered                         (Depreciation)

Financial Futures Short                                            Contracts     by Contracts     Expiration        at 6/30/98

__________________________________________________________________ ____________ _______________ _________________ _______________
U.S. Treasury 10 year notes                                           125          $14,230,469     September '98      ($63,816)

                                                                                                                  ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                     Cost             Value

                                                                                                ____________      ____________

ASSETS:                          Investments in securities--
                                   See Statement of Investments--Note 1(b)                       $116,052,341      $117,038,284

                                 Cash                                                                                   748,190

                                 Receivable for investment securities sold                                           15,260,800

                                 Interest receivable                                                                    776,487

                                 Receivable for shares of Beneficial Interest subscribed                                 57,208

                                 Paydowns receivable                                                                     18,802

                                 Prepaid expenses                                                                        13,068

                                                                                                                  _____________

                                                                                                                    133,912,839

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           44,980

                                 Payable for investment securities purchased                                         46,119,090

                                 Payable for shares of Beneficial Interest redeemed                                     294,251

                                 Payable for futures variation margin--Note 4(a)                                         27,488

                                 Accrued expenses                                                                        62,473

                                                                                                                  _____________

                                                                                                                     46,548,282

                                                                                                                  _____________

NET ASSETS                                                                                                        $  87,364,557

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital                                                                  $  85,374,739

                                 Accumulated undistributed investment income--net                                         1,544

                                 Accumulated net realized gain (loss) on investments                                  1,066,147

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments [including ($63,816) net unrealized
                                   (depreciation) on financial futures]--Note 4(b)                                      922,127

                                                                                                                  _____________

NET ASSETS                                                                                                        $  87,364,557

                                                                                                                  =============


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                        5,641,743

NET ASSET VALUE, offering and redemption price per share                                                                 $15.49

                                                                                                                        =======



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income                                                                     $2,873,231

EXPENSES:                        Management fee--Note 3(a)                                  $   244,952

                                 Shareholder servicing costs--Note 3(b)                         110,102

                                 Trustees' fees and expenses--Note 3(c)                          17,762

                                 Registration fees                                               17,706

                                 Auditing fees                                                   14,604

                                 Custodian fees--Note 3(b)                                       10,450

                                 Interest expense--Note 2                                        10,359

                                 Legal fees                                                       8,121

                                 Prospectus and shareholders' reports                             7,699

                                 Miscellaneous                                                    5,581

                                                                                            ___________

                                    Total Expenses                                              447,336

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a)                                     (171,613)

                                                                                            ___________

                                    Net Expenses                                                                        275,723

                                                                                                                    ___________

INVESTMENT INCOME--NET                                                                                                2,597,508

                                                                                                                    ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                     $  883,869

                                 Net realized gain (loss) on financial futures                 (112,915)

                                                                                            ___________

                                    Net Realized Gain (Loss)                                                            770,954

                                 Net unrealized appreciation (depreciation) on
                                    investments [including ($63,816) net unrealized
                                    (depreciation) on financial futures]                                                 68,150

                                                                                                                    ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                  839,104

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $3,436,612

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Six Months Ended

                                                                                          June 30, 1998         Year Ended

                                                                                          (Unaudited)       December 31,  1997

                                                                                        ________________     _______________

OPERATIONS:
   Investment income--net                                                                   $  2,597,508        $  4,055,809

   Net realized gain (loss) on investments                                                       770,954             954,499

   Net unrealized appreciation (depreciation) on investments                                      68,150             776,447

                                                                                            ____________        ____________

       Net Increase (Decrease) in Net Assets Resulting from Operations                         3,436,612           5,786,755

                                                                                            ____________        ____________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net                                                                     (2,597,864)         (4,053,909)

   Net realized gain on investments                                                                   --          (1,027,054)

                                                                                            ____________        ____________

       Total Dividends                                                                        (2,597,864)         (5,080,963)

                                                                                            ____________        ____________

BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold                                                              20,179,140          31,673,859

   Dividends reinvested                                                                        1,910,684           3,692,556

   Cost of shares redeemed                                                                   (11,493,830)        (17,807,854)

                                                                                            ____________        ____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions                10,595,994          17,558,561

                                                                                            ____________        ____________

          Total Increase (Decrease) in Net Assets                                             11,434,742          18,264,353

NET ASSETS:

   Beginning of Period                                                                        75,929,815          57,665,462

                                                                                            ____________        ____________

   End of Period                                                                             $87,364,557         $75,929,815

                                                                                            ============        ============


UNDISTRIBUTED INVESTMENT INCOME--NET                                                    $          1,544    $          1,900

                                                                                            ____________        ____________

                                                                                               Shares              Shares

                                                                                            ____________        ____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold                                                                                 1,308,005           2,070,281

   Shares issued for dividends reinvested                                                        123,863             241,976

   Shares redeemed                                                                              (744,780)         (1,167,399)

                                                                                            ____________        ____________

       Net Increase (Decrease) in Shares Outstanding                                             687,088           1,144,858

                                                                                            ============        ============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                       Six Months Ended

                                                        June 30, 1998                    Year Ended December 31,

                                                                        _________________________________________________________

PER SHARE DATA:                                          (Unaudited)     1997        1996        1995        1994        1993

                                                          _________     ______      ______       ______      ______      ______
   Net asset value, beginning of period                     $15.32      $15.14      $15.42       $14.16      $15.39      $15.20

                                                           _______     ______       ______       ______      ______      ______

   Investment Operations:

   Investment income--net                                      .49        .99         .98         1.03         1.08        1.11

   Net realized and unrealized gain (loss)
       on investments                                          .17         .41       (.27)         1.25      (1.23)         .19

                                                           _______     ______       ______       ______      ______      ______

   Total from Investment Operations                            .66        1.40         .71         2.28       (.15)        1.30

                                                           _______     ______       ______       ______      ______      ______

   Distributions:

   Dividends from investment income--net                      (.49)      (.99)        (.99)       (1.02)      (1.08)      (1.11)

   Dividends from net realized gain on investments              --       (.23)          --           --          --          --

                                                           _______     ______       ______       ______      ______      ______

   Total Distributions                                        (.49)     (1.22)        (.99)       (1.02)      (1.08)      (1.11)

                                                           _______     ______       ______       ______      ______      ______

   Net asset value, end of period                           $15.49      $15.32      $15.14       $15.42      $14.16      $15.39

                                                            ======      ======      ======       ======      ======      ======


TOTAL INVESTMENT RETURN                                       8.77%(1)    9.55%       4.81%       16.62%       (.99%)      8.75%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets           .65%(1)     .65%        .65%         .50%        .06%         --

   Ratio of interest expense to average net assets             .03%(1)      --          --           --          --          --

   Ratio of net investment income to
       average net assets                                     6.36%(1)    6.46%       6.50%        6.86%       7.34%       7.15%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager                      .42%(1)     .42%        .52%         .78%       1.43%       1.28%

   Portfolio Turnover Rate                                  221.98%(2)  534.25%     332.96%      254.36%     290.20%      34.02%

   Net Assets, end of period (000's Omitted)               $87,365     $75,930     $57,665      $55,615     $44,937     $54,224

------------

(1)  Annualized.

(2)  Not annualized.







                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus  BASIC  GNMA  Fund  (the  "Fund" ) is  registered under the Investment
Company Act of 1940 (" Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income
(including,   where   applicable,   amortization   of   discount  on  short-term
investments) is recognized on the accrual basis. Under the terms of the custodian agreement the Fund receives net earnings credits based on available cash balances left on deposit.

  The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund' s Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended June 30, 1998 was approximately $185,600 with a related weighted average annualized interest rate of 6.62%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Manager had undertaken through June 30, 1998 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceeded an annual rate of .65 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $171,613 during the period ended June 30, 1998.

  The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1998, the Fund was charged $67,260 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $30,649 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended June 30, 1998, the Fund was charged $10,450 pursuant to the custody agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales (including paydowns) of investment securities excluding short-term securities and financial futures, during the period ended June 30, 1998 amounted to $252,091,300 and 222,640,556, respectively.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1998, are set forth in the Statement of Financial Futures.

  (B) At June 30, 1998, accumulated net unrealized appreciation on investments and financial futures was $922,127, consisting of $1,484,163 gross unrealized appreciation and $562,036 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC GNMA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


[dreyfus lion 'd' logo]                                   (reg.tm)

[dreyfus logo]                                   (reg.tm)

DREYFUS    BASIC

GNMA FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                              080SA986

BASIC

GNMA

Fund

Semi-Annual

Report

June 30, 1998